SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):                October 2, 1998

                      SOUTHERN PACIFIC FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         California                              1-11785                              33-0636924
(State or other jurisdiction             (Commission File No.)                   (I.R.S. Employer
         of incorporation)                                                       Identification No.)

4949 Meadows Road, Suite 600
Lake Oswego, OR                                                                             97035
(Address of principal executive offices)                                                 (Zip code)

                                 (503) 303-5400
              (Registrant's telephone number, including area code)

                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events.

         On October 5, 1998, Southern Pacific Funding Corporation announced that it is working to develop a plan for orderly liquidation of its assets through its Chapter 11 bankruptcy case commenced on October 1, 1998. Separately, on October 2, 1998, the New York Stock Exchange announced that trading had been suspended in the registrant's listed securities and that application would be made to delist the issues. See the press release dated October 5, 1998, filed as
Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                 99.1 Registrant's press release dated October 5, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SOUTHERN PACIFIC FUNDING CORPORATION

Dated:  October 5, 1998                    By:   /s/ E. James Hedemark
                                                 Name:  E. James Hedemark
                                                 Title:  Chief Executive Officer